ADVANCED SERIES TRUST

AST Small-Cap Equity Portfolio

Supplement dated June 23, 2025 to the

Statement of Additional Information, dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Small-Cap Equity Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust (the Board) of the Portfolio approved amending the Subadvisory Agreement between PGIM Investments LLC, AST Investment Services, Inc. and Driehaus Capital Management LLC (Driehaus) to reduce the subadvisory fee paid to Driehaus. This change is expected to become effective on July 1, 2025.

To reflect the change described above, the SAI is hereby revised as follows, effective July 1, 2025:

I.The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the

Driehaus information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Small-Cap Equity	Driehaus Capital Management	0.40% of average daily net assets
Portfolio (formerly AST	LLC
Small-Cap Growth
Portfolio)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

176SUP1